                                                                   EXHIBIT 10.45

                        MORTGAGE AND SECURITY AGREEMENT
                        -------------------------------

     This MORTGAGE AND SECURITY AGREEMENT dated as of the 9th day of August, 1996, is from WRIGHT MACHINE CORPORATION, a Delaware corporation, having a mailing address at 69 Armory Street, Worcester, Massachusetts ("MORTGAGOR"), to AFFILIATED BUSINESS CREDIT CORPORATION, a Connecticut corporation having an office at 72 Queen Street, Southington, Connecticut 06489 (hereinafter referred to as "MORTGAGEE").

     WHEREAS Mortgagor is justly indebted to Mortgagee for the payment and performance of the Obligations as defined below;

     (S)1.  GRANTING CLAUSE

     NOW THIS INDENTURE WITNESSETH, that Mortgagor, in consideration of the Obligations, and to secure the payment to Mortgagee of the principal with interest, and all other sums provided for in the Obligations, and in this Mortgage, according to their respective terms and conditions, and for performance of the agreements, conditions, covenants, provisions and stipulations contained herein and therein, and in certain other agreements and instruments made and given or to be given by Mortgagor to Mortgagee in connection therewith, including, without limitation, financing statements and any assignment of rents and leases, does hereby grant, bargain, sell convey, warrant, assign, transfer, mortgage, pledge and set over unto Mortgagee and its successors and assigns with MORTGAGE COVENANTS all of the property described in Schedule A attached hereto and incorporated herein by reference as if fully set
----------
out herein (the "PROPERTY").

     (S)2.  CERTAIN COVENANTS AND CONDITIONS

     The Mortgagor covenants and agrees as follows.

          (S)2.1.  GOVERNMENTAL CHARGES.
                   --------------------

          Mortgagor shall pay before the same become delinquent all taxes, charges, sewer use fees, water rates and assessments of every name and nature, whether or not assessed against Mortgagor, if applicable or related to the Property, or any interest therein, or applicable or related to any of the Obligations, which, if unpaid, shall by law become a lien or charge upon all or any part of the Property; provided, however, that, so long as no distraint, foreclosure sale or other levy upon or transfer with respect to the Property or any part thereof shall have been effected or threatened, and no Event of Default shall have occurred and be continuing, Mortgagor shall not be required to pay any such taxes, charges, fees, rates and assessments by reason of this (S)2.1 if (a) the amount, applicability or validity thereof is currently being
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                                      -2-



     contested by Mortgagor in good faith by appropriate legal proceedings, (b) Mortgagor shall have set aside on its books reserves (segregated to the extent required by sound accounting principles and practices) reasonably deemed by Mortgagee to be adequate with respect hereto and (c) Mortgagor shall have provided to the Mortgagee a bond or other security of such nature and in such amount as Mortgagee deems sufficient as security for payment thereof.

          (S)2.2.  HAZARD AND OTHER INSURANCE.
                   --------------------------



          (a) Mortgagor, at its expense, shall procure and maintain for the benefit of Mortgagor and Mortgagee, insurance policies issued by such insurance companies, in such amounts, in such form and substance, and with such coverages, endorsements, deductibles, and expiration dates as are acceptable to Mortgagee, providing the following types of insurance covering the Property.



               (i) "All Risks" property insurance (including broad form flood (if required), broad form earthquake (if required) and comprehensive boiler and machinery coverages) on the Improvements and the Mortgagor's contents therein in an amount not less than one hundred percent (100%) of the full replacement cost of the Improvements and the Mortgagor's contents therein determined annually by an insurer or qualified appraiser selected and paid for by Mortgagor and acceptable to Mortgagee, with deductibles not to exceed $5,000 for any one occurrence, with a replacement cost coverage endorsement, an agreed amount endorsement, and, if requested by Mortgagee, a contingent liability from operation of building laws endorsement, a demolition cost endorsement and an increased cost of construction endorsement in such amounts as Mortgagee may require. Full replacement cost as used herein means the cost of replacing the Improvements (exclusive of the cost of excavations, foundations and footings below the lowest basement floor) and the Mortgagor's contents therein without deduction for physical depreciation thereof.


               (ii) During the course of construction or repair of any Improvements on the Property, the insurance required by clause
               (i) above shall be written on a builders risk, completed value, non-reporting form, meeting all of the terms required by clause
               (i) above, covering the total value of work performed, materials, equipment, machinery and supplies

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                                      -3-



               furnished, existing structures, and temporary structures being erected on or near the Premises, including coverage against collapse and damage during transit or while being stored off-site, and containing a soft costs (including loss of rents) coverage endorsement and a permission to occupy endorsement.


               (iii) Flood insurance if at any time the improvements are located in any federally designated "special hazard area" (including any area having special flood, mudslide and/or flood-related erosion hazards, and shown on a Flood Hazard Boundary Map or a Flood Insurance Rate Map published by the Federal Emergency Management Agency as Zone A, AO, A1-30, AE, A99, AH, VO, V1-30, VE, V, M or
               E) and the broad form flood coverage required by clause (i) above is not available, in an amount equal to the full replacement cost or the maximum amount then available under the National Flood Insurance Program.


               (iv) Commercial general liability insurance against claims for personal injury (to include, without limitation, bodily injury and personal injury) and property damage liability, all on an occurrence basis, if available, with such coverages as Mortgagee may reasonably request (including, without limitation, contractual liability coverage, completed operations coverage for a period of two (2) years following completion of construction of any improvements on the Property, and coverages equivalent to an ISO broad form endorsement), with a general aggregate limit of not less than $1,000,000, a completed operations aggregate limit of not less than $1,000,000, and a combined single "per occurrence" limit of not less than $1,000,000 for bodily injury, property damage and medical payments.


               (v) During the course of construction or repair of any improvements on the Property, owner's contingent or protective liability insurance covering claims not covered by or under the terms or provisions of the insurance required by clause (v) above.


               (vi) Employers liability insurance.



               (vii) Worker's compensation insurance for all employees of Mortgagor engaged on or with respect to the Property.

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                                      -4-

               (viii) Such other insurance in such form and in such amounts as may from time to time be reasonably required by Mortgagee against other insurable hazards and casualties which at the time are commonly insured against in the case of properties of similar character and location to the Property.

               Mortgagor shall pay all premiums on insurance policies. The insurance policies provided for in clauses (v), (vi) and (viii) above shall name Mortgagee as an additional insured and shall contain a cross liability/severability endorsement. The insurance policies provided for in clauses (i), (ii), (iii) and (iv) above shall name Mortgagee as mortgagee and loss payee, shall be first payable in case of loss to Mortgagee, and shall contain mortgage clauses and lender's loss payable endorsements in form and substance acceptable to Mortgagee. Mortgagor shall deliver duplicate originals or certified copies of all such policies to Mortgagee, and Mortgagor shall promptly furnish to Mortgagee all renewal notices and all receipts of paid premiums. At least thirty (30) days prior to the expiration date of the policies, Mortgagor shall deliver to Mortgagee evidence reasonable satisfactory to Mortgagee that all such policies have been renewed, duplicate originals or certified copies of renewal policies in form satisfactory to Mortgagee.



               (b) All policies of insurance required by this Mortgage shall contain clauses or endorsements to the effect that (i) no act or omission of either Mortgagor or anyone acting for Mortgagor (including, without limitation, any representations made by Mortgagor in the procurement of such insurance), which might otherwise result in a forfeiture of such insurance or any part thereof, no occupancy or use of the Property of purposes more hazardous than permitted by the terms of the policy, and no foreclosure or any other change in title to the Property or any part thereof, shall affect the validity or enforceability of such insurance insofar as Mortgagee is concerned,
          (ii) the insurer waives any right of setoff, counterclaim, subrogation, or any deduction in respect of any liability of Mortgagor and Mortgagee, (iii) such insurance is primary and without right of contribution from any other insurance which may be available, (iv) such policies shall not be modified, cancelled or terminated without the insurer thereunder giving at least thirty (30) days prior written notice to Mortgagee by certified or registered mail, and (v) Mortgagee shall not be liable for any premiums thereon or subject to any assessments thereunder, and shall in all events be in amounts sufficient to avoid any coinsurance liability; provided, however, that Mortgagor shall not be liable for
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                                      -5-




          any failure of the insurance company (ies) to do anything required by it under such policy.

          (c) The insurance required by this Mortgage may be effected through a blanket policy or policies covering additional locations and property of Mortgagor not included in the Property, provided that such blanket policy or policies comply with all of the terms and provisions of this
          (S)2.2 and contain endorsements or clauses assuring that any claim recovery will not be less than that which a separate policy would provide, including, without limitation, a priority claim endorsement in the case of property insurance and an aggregate limits of insurance per location endorsement in the case of liability insurance.



          (d) All policies of insurance required by this Mortgage shall be issued by companies licensed to do business in the State where the policy is issued and also in the Commonwealth of Massachusetts and having a rating in Best's Key Rating Guide of at least "A" and a financial size category of at least "VIII".



          (e) Mortgagor shall not carry separate insurance, concurrent in kind or form or contributing in the event of loss, with any insurance required under this Mortgage unless such insurance complies with the terms and provisions of this (S)2.2.



          (f) In the event of any loss or damage to the Property, Mortgagor shall give immediate written notice to the insurance carrier and Mortgagee. Mortgagor hereby irrevocably authorizes and empowers Mortgagee, at Mortgagee's option and in Mortgagee's sole discretion, as attorney in fact for Mortgagor, to make proof of such loss, to adjust and compromise any claim under insurance policies, to appear in and prosecute any action arising from such insurance policies, to collect and receive insurance proceeds, and to deduct therefrom Mortgagee's expenses incurred in the collection of such proceeds, provided, however, that so long as Mortgagee has not made demand for payment of any of the Obligations and no Event of Default has occurred and shall be continuing, Mortgagor shall be entitled to utilize any insurance proceeds to repair, replace or rebuild any of the Property. If the Property is sold or the Property is acquired by Mortgagee, all right, title and interest of Mortgagor in and to any insurance policies and unearned premiums thereon and in and to the proceeds thereof resulting from loss or damage to the Property prior to the sale or acquisition shall pass to Mortgagee or any other successor in interest to Mortgagor or purchaser or grantor of the Property.

          (S)2.3.  CASUALTIES AND TAKING.
                   ---------------------

           All proceeds of any property or casualty insurance or awards of damages on account of any taking or condemnation for public use of or injury to the Property shall be paid to the Mortgagee. In the case of a casualty loss, or taking, the Mortgagee may, in its sole discretion, apply such proceeds to or toward the Obligations or release to Mortgagor such portion of the proceeds paid to it as Mortgagee shall in its sole discretion determine to be necessary and appropriate for the repair or restoration of that part of the Property so damaged by such casualty loss or remaining after such taking, such proceeds to be advanced in accordance with and subject to the requirements of Mortgagee's usual procedures for funding construction advances and to be applied to the cost of repairing and restoring the Property or the remaining portion thereof, with any balance remaining to be applied to or toward the Obligations, provided, however, that, so long as Mortgagee has not made demand for payment of any of the Obligations and no Event of Default has occurred, the Mortgagee shall release to Mortgagor any such proceeds to be applied by Mortgagor in accordance with the terms hereof.

          (S)2.4.  LEASES; ASSIGNMENTS; SUBORDINATION.
                   ----------------------------------

           Except to the extent expressly permitted pursuant to the Loan Agreement, Mortgagor shall not lease the Property or any part thereof without the prior written consent of the Mortgagee. If Mortgagee shall consent and Mortgagor shall enter into a lease, Mortgagor shall faithfully keep, observe and satisfy all the obligations on the part of the lessor to be kept, performed and satisfied under every lease from time to time in force with reference to the Property, and shall not alter or terminate any such lease, or any guarantee of such lease, or accept any rentals for more than one month in advance. As part of the consideration for the Obligations, Mortgagor has absolutely and unconditionally assigned and transferred to Mortgagee all of Mortgagor's right, title and interest in and to the leases of the Property and the rents and profits therefrom, provided, that Mortgagor shall be entitled to retain such rents and profits
     --------
     as trustee for the benefit of Mortgagee until an Event of Default shall have occurred. Mortgagee shall have no obligations or liabilities to tenants under any such leases unless and until the Mortgagee takes actual possession of the Property after the occurrence and during the continuance of an Event of Default, in which case the obligations of the Mortgagee will be limited to those arising after the Mortgagee takes possession of the Property. Until Mortgagee has taken possession or has given Mortgagor notice of termination of any such rights the Mortgagor may exercise all rights of landlord under such leases except as expressly limited hereunder or under the other Security Documents. At any time on notice from the Mortgagee, Mortgagor shall submit to the Mortgagee for examination all such leases. The Mortgagee shall have the right, by the execution of suitable written instruments from time to time, to subordinate this Mortgage, and the rights of the Mortgagee hereunder, to any lease or leases from time to time in force with reference to the Property, and, on the execution of any such instrument, this Mortgage shall be subordinate to the lease for which such subordination is applicable with the same force and effect as if such lease had been executed and delivered, and a notice thereof recorded to the extent required to give notice to third persons, prior to the execution, delivery and recording of this Mortgage.

          (S)2.5.  ENCUMBRANCES.
                   ------------

           Mortgagor shall not create or permit to be created or permit to exist any encumbrance on the Property (other than any lien for property taxes not yet due and payable and the Permitted Encumbrances) even if such encumbrance is inferior to this Mortgage, without the prior express written consent of Mortgagee.

          (S)2.6.  TRANSFERS OF OWNERSHIP.
                   ----------------------

           Mortgagor shall not sell or permit any transfer of any interest in the Property, or any part thereof, without the prior express written consent of Mortgagee.

          (S)2.7.  EXPENSES.
                   --------

           Mortgagor shall pay when due all fees and charges (including reasonable attorneys' fees) incurred by the Mortgagee incident to the transactions evidenced by the Obligations and secured by this Mortgage, the assurance of the security represented by this Mortgage, and incident to the enforcement of the Obligations and this Mortgage, including without limitation, all filing, registration, recording, search, appraisal and information fees, all title insurance premiums, all transfer taxes and expenses incident to the execution and acknowledgment of this Mortgage and all other documents securing the Obligations, and all federal, state, county, municipal and other taxes, duties, stamps, imposts, assessments and charges arising out of or in connection with the execution and delivery of this Mortgage and the instruments evidencing the Obligations. Such fees and charges shall be secured by the lien of this Mortgage and shall accrue interest at the rates set forth in the Notes.

          (S)2.8.  PRIORITY OF LIEN; AFTER-ACQUIRED PROPERTY.
                   ------------------------------------------

           This Mortgage is and will be maintained as a valid mortgage lien on the Property subject only to the Permitted Encumbrances. All property of every kind acquired by the Mortgagor after the date hereof which, by the terms hereof, is required or intended to be subjected to the lien of this Mortgage shall, immediately upon the acquisition thereof by the

     Mortgagor, and without any further mortgage, conveyance, assignment or transfer, become subject to the lien of this Mortgage. The Mortgagor will do, execute, acknowledge and deliver all and every such further conveyances, mortgages, and assurances as the Mortgagee shall reasonably require for accomplishing the purposes of this Mortgage. If any action or proceeding shall be instituted to recover possession of the Property or for the foreclosure of any other mortgage or for any other purpose affecting the Property or this Mortgage, the Mortgagor will immediately, upon service thereof on or by the Mortgagor, deliver to the Mortgagee a true copy of each precept, petition, summons, complaint, notice of motion, order to show cause, and all other process, pleadings and papers, however designated, served in any such action or proceeding.

          (S)2.9.  WAIVER AND MODIFICATION.
                   -----------------------

           Whether or not for additional interest or other consideration paid or payable to the Mortgagee, no forbearance on the part of the Mortgagee or extension of the time for the payment of the whole or any part of the Obligations secured hereby, whether oral or in writing, or any other indulgence given by the Mortgagee to Mortgagor or to any other party claiming any interest in or to the Property, shall operate to release or in any manner affect the original liability of Mortgagor, or the priority of this Mortgage or to limit, prejudice or impair any right of the Mortgagee, including, without limitation, the right to realize upon the security, or any part thereof, for the Obligations secured hereby or any of them, notice of any such extension, forbearance or indulgence being hereby waived by Mortgagor and all those claiming by, through or under Mortgagor. No consent or waiver, express or implied, by the Mortgagee to or of any default by Mortgagor shall be construed as a consent or waiver to or of any further default in the same or any other term, condition, covenant or provision of this Mortgage or of the Obligations secured hereby.

          (S)2.10.  FIXTURES AND EQUIPMENT; FINANCING STATEMENT.
                    -------------------------------------------

           This Mortgage constitutes a security agreement under the Uniform Commercial Code, and Mortgagor hereby grants to the Mortgagee to secure the payment and performance of the Obligations and also to secure the performance of all agreements and covenants herein contained, a security interest in all fixtures, Building Service Equipment and any other property included in the Property, now owned or hereafter acquired by Mortgagor, which might otherwise be deemed "personal property" (and all accessions thereto and the proceeds thereof). The Mortgagor covenants and agrees that upon the subsequent acquisition of fixtures or Building Service Equipment, it will provide to the Mortgagee such further assurances as may be required by the Mortgagee to establish the Mortgagee's first and prior security interest in such fixtures and Building

     Service Equipment. IT IS INTENDED BY MORTGAGOR AND THE MORTGAGEE THAT THIS MORTGAGE BE EFFECTIVE AS A FINANCING STATEMENT FILED WITH THE REAL ESTATE RECORDS AS A FIXTURE FILING. Mortgagor shall execute, deliver and cause to be recorded and filed from time to time with all necessary public offices, at Mortgagor's sole cost and expense, continuances and such other instruments as will maintain the Mortgagee's priority of security in all fixtures and Building Service Equipment. The names and addresses of the Mortgagor and the Mortgagee from which information concerning the security interest may be obtained are set forth in Section 5.1 hereof.

     (S)3.  DEFAULT AND REMEDIES

          (S)3.1.  DEFAULT; ACCELERATION OF OBLIGATIONS.
                   ------------------------------------

           If an Event of Default shall occur and be continuing the Mortgagee may exercise any and all remedies provided under this Mortgage, under the Notes, and under any and all other instruments and documents providing security for the Obligations, or any other remedies available under applicable law or any one or more of such remedies.

          (S)3.2.  STATUTORY CONDITION AND STATUTORY POWER OF SALE; OTHER
                   ------------------------------------------------------
     REMEDIES.
     --------

           This Mortgage is upon the STATUTORY CONDITION and upon the further condition that all covenants and agreements on the part of the Mortgagor herein undertaken shall be kept and fully and timely performed and that no breach of any of the covenants or conditions specified in this Mortgage shall be permitted for any breach of which, upon the occurrence and during the continuance of an Event of Default, the Mortgagee shall have the STATUTORY POWER OF SALE together with all other remedies now or hereafter permitted by law. Such remedies shall include the right to collect and receive the rents and profits from the leases of the Property assigned to the Mortgagee. Mortgagor agrees that neither the prior assignment of the leases to Mortgagee nor the exercise of any of Mortgagee's rights and remedies shall be deemed to make Mortgagee a mortgagee-in-possession or otherwise responsible or liable in any manner with respect to the leases the Property or the use, occupancy, enjoyment or operation of all or any portion thereof, unless and until Mortgagee, in person or by agent, assumes actual possession thereof. No remedy herein conferred on the Mortgagee is intended to be exclusive of any other remedy and each and every remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing.

          (S)3.3.  RIGHT OF MORTGAGEE TO CURE AN EVENT OF DEFAULT.
                   ----------------------------------------------

           If an Event of Default shall have occurred and be continuing, the Mortgagee shall have the right, but without any obligation so to do, to cure such default for the account of the Mortgagor and to make any payment or take any action necessary to effect such cure. Without limiting the generality of the foregoing, the Mortgagor hereby authorizes the Mortgagee to pay all taxes, sewer use fees, water rates and assessments, with interest, costs and charges accrued thereon, which may at any time be a lien upon the Property, or any part thereof; to pay the premiums for any insurance required hereunder; to incur and pay reasonable expenses in protecting its rights hereunder and the security hereby granted; and to pay any balance due under any security agreement on any fixtures and equipment included as a part of the Property under financing arrangements; and the payment of all amounts so incurred shall be secured hereby as fully and effectually as any other obligation of the Mortgagor secured hereby. If Mortgagee shall make any payment or take action in accordance with this section, Mortgagee will give to Mortgagor written notice of the making of any such payment or the taking of any such action. In any such event, Mortgagee and any person designated by the Mortgagee shall have, and is hereby granted, the right to enter upon the demised premises at reasonable times and from any time and from time to time for the purpose of taking any such action, and all monies expended by Mortgagee in connection therewith (including, but not limited to, reasonable legal expenses and disbursements), together with interest thereon at an annual rate of interest equal to the rate applicable to overdue payments under the Notes (or the highest rate permitted by law, whichever shall be less), from the date of each such expenditure, shall be paid by Mortgagor to Mortgagee forthwith upon demand by Mortgagee, and shall be secured by this Mortgage, and Mortgagee shall have, in addition to any other right or remedy of Mortgagee, the same rights and remedies in the event of nonpayment of any such sums by Mortgagor as in the case of a default by Mortgagor in the payment of any installment of principal or interest due and payable under the Notes.

          (S)3.4.  RECEIVER.
                   --------

           Upon the occurrence of an Event of Default, or any actual or threatened waste to all or any part of the Property, or at any time while a suit is pending to foreclose or reform this Mortgage or to enforce any provision hereof, Mortgagee shall have the right to apply for the appointment of a receiver of all or any part of the Property and the rents and profits thereof, and such receiver shall have all the broad and effective functions and powers anywhere entrusted by a court to a receiver. Mortgagee shall be entitled to the appointment of such receiver forthwith as a matter of absolute right, without regard to the adequacy or inadequacy of the value of the Property or the solvency or insolvency of Mortgagor or any other defendant, and Mortgagor hereby waives any right to object to the appointment of such receiver and expressly consents thereto. The income, profits, rents, issues and revenues from the Property shall be applied by such receiver according to the provisions of this Mortgage and the practice of the court appointing such receiver.

          (S)3.5.  CERTAIN TERMS OF FORECLOSURE SALE.
                   ---------------------------------

           At any foreclosure sale, any combination, or all, of the Property or security given to secure the indebtedness secured hereby, may be offered for sale for one total price, and the proceeds of such sale accounted for in one account without distinction between the items of security or without assigning to them any proportion of such proceeds, the Mortgagor hereby waiving the application of any doctrine of marshalling; and, in case the Mortgagee, in the exercise of the power of sale herein given, elects to sell in parts or parcels, said sales may be held from time to time, and the power shall not be fully executed until all of the property or security not previously sold shall have been sold.

          (S)3.6.  UNIFORM COMMERCIAL CODE.
                   -----------------------

           If the provisions of the Uniform Commercial Code as adopted in Massachusetts are applicable to any property or security given to secure the indebtedness secured hereby which is sold in combination with or as a part of the Property, or any part thereof, at one or more foreclosure sales, any notice required under such provisions shall be fully satisfied by the notice given in execution of the Statutory Power of Sale (described to below) with respect to the Property or any part thereof.

     (S)4.  DEFINITIONS

     The following terms as used herein shall have the following meanings:

          "Building Service Equipment" shall mean all apparatus, fixtures and
           --------------------------
     articles of personal property owned by the Mortgagor now or hereafter attached to or used or procured for use in connection with the operation or maintenance of any building, structure or other improvement located on or included in the Property, including, but without limiting the generality of the foregoing, all engines, furnaces, boilers, stokers, pumps, heaters, tanks, dynamos, motors, generators, switchboards, electrical equipment, heating, plumbing, lifting and ventilating apparatus, air-cooling and air-conditioning apparatus, gas and electric fixtures, elevators, escalators, fittings, and machinery and all other equipment of every kind and description, used or procured for use in the operation of the building standing on the mortgaged Property (except apparatus, fixtures or articles of personal property belonging to lessees or other occupants of such building or to persons other than the Mortgagor unless the same be abandoned by any such lessee or other occupant or person), together with any and all replacements thereof and additions thereto.

          "Default" shall mean any event which, with the giving of notice or the
           -------
     lapse of time, or both, would become an Event of Default.

          "Event of Default" shall mean (a) any Event of Default under the Loan
           ----------------
     Agreement, as defined therein, or (b) any default in the payment or performance of the obligations of the Mortgagor hereunder, or (c) any representation or warranty of the Mortgagor hereunder proving to be untrue in any material respect or (d) any default in the performance of the obligations of the Mortgagor under any of the Loan Documents.

          "Improvements" shall mean all buildings, structures and other
           ------------
     improvements located on the Premises.

          "Loan Agreement" shall mean the Commercial Revolving Loan, Term Loan
           --------------
     and Security Agreement between Mortgagor and Mortgagee dated as of the date hereof (the "LOAN AGREEMENT").

          "Loan Documents" shall mean this Mortgage, the Loan Agreement, the
           --------------
     Notes and any other agreements, documents or instruments now or hereafter executed in connection therewith, including but not limited to any assignment of leases and rents and any indemnity agreement regarding hazardous materials.

          "Mortgage" See page 1 of this instrument.
           --------

          "Mortgagee" shall mean the Mortgagee named at the beginning of this
           ---------
     instrument, and any subsequent holder or holders of this Mortgage.

          "Mortgagor" shall mean the person or persons named at the beginning of
           ---------
     this instrument as the Mortgagor, and any subsequent owner or owners of the equity of redemption of the Property.

          "Notes" shall mean the Revolving Promissory Note in the original
           -----
     principal amount of up to $1,500,000 and the Term Promissory Note in the original principal amount of $1,135,000, both from the Mortgagor and Memry Corporation to the Mortgagee and both dated the date hereof, as originally executed, or if varied, extended, supplemented, consolidated, amended or restated from time to time as so varied, extended, supplemented, consolidated, amended or restated.

          "Obligations" shall mean any and all indebtedness, obligations and
           -----------
     liabilities of Mortgagor to Mortgagee existing on the date hereof or arising or incurred hereafter under the Loan Agreement, the Notes, any other Loan Documents, or other instruments at any time evidencing any thereof, and any and all other indebtedness, obligations and liabilities of

     Mortgagor to Mortgagee however incurred, now existing or hereafter coming into existence, whether individually or collectively, direct or indirect, joint or several, absolute or contingent, matured or unmatured, liquidated or unliquidated, secured or unsecured, arising thereunder or hereunder by contract, operation of law or otherwise.

          "Permitted Encumbrances" shall mean the encumbrances listed on
           ----------------------
     Schedule B to the title insurance policy delivered to the Mortgagor in
     ----------
     connection herewith.

          "Premises" shall have the meaning assigned to that term in Schedule B
           --------                                                  ----------
     hereto, which is incorporated herein by reference as if fully set forth herein.

          "Property" shall have the meaning set forth in Schedule A to this
           --------                                      ----------
     Mortgage.

     (S)5.  MISCELLANEOUS

          (S)5.1.  NOTICES.
                   -------

           All notices, requests and other communications hereunder shall be made in writing and delivered in hand or mailed by first-class mail, postage prepaid, or sent by commercial overnight courier delivery service, charges prepaid, or sent by telex, telecopier or hand delivery, addressed as follows:


           (a) If to Mortgagor:

                    Wright Machine Corporation
                    69 Armory Street
                    Worcester, Massachusetts

               with a copy to:

                    Memry Corporation
                    57 Commerce Drive
                    Brookfield, Connecticut 06804
                    Attention:  James G. Binch



           (b) If to Mortgagee:

                    Affiliated Business Credit Corporation
                    72 Queen Street
                    Southington, CT 06489

          Any such notice shall be deemed to have been given when delivered in hand to an officer of the addressee, or one (1) day after being delivered to a commercial overnight courier delivery service, charges prepaid, for next day delivery, or when deposited in the United States mails, registered or certified mail, postage prepaid, and, in each case addressed as provided above or to such other address as the party to whom such communication is being sent shall have notified the other party hereto (in the manner specified herein) to be its address for purposes of this Mortgage.

          (S)5.2.  SUCCESSORS AND ASSIGNS; JOINT AND SEVERAL LIABILITY; PARTIAL
                   ------------------------------------------------------------
     INVALIDITY.
     ----------

           All the covenants and agreements of the Mortgagor herein contained shall be binding upon the Mortgagor and the successors and assigns of the Mortgagor. In case any one or more of the provisions of this Mortgage may be found to be invalid, or unenforceable for any reason or in any respect, such invalidity or unenforceability shall not limit or impair enforcement of any other provision thereof.

          (S)5.3.  MODIFICATION.
                   ------------

          No change, amendment, modification, cancellation or discharge of this Mortgage, or any part hereof, shall be valid unless in writing and signed by the parties hereto or their respective successors and assigns.

          (S)5.4.  CAPTIONS.
                   --------

           Section headings are inserted for convenience of reference only, do not form part of this Mortgage and shall be disregarded for purposes of the interpretation of the terms of this Mortgage.

          (S)5.5.  GOVERNING LAW.
                   -------------

           This Mortgage shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

IN WITNESS WHEREOF, this Mortgage and Security Agreement has been executed as a sealed instrument this 9th day of August, 1996.


                                       WRIGHT MACHINE CORPORATION

/s/ James Shaughnessy                  By: /s/ James G. Binch
------------------------                  -------------------------
James Shaughnessy                         James G. Binch
                                          Its President
/s/ David I. Albin                        Duly Authorized
------------------------
David I. Albin

/s/ James Shaughnessy                  By: /s/ Wendy A. Gavaghan
------------------------                  -------------------------
                                          Wendy A. Gavaghan
/s/ David I. Albin                        Its Secretary
------------------------                  Duly Authorized

STATE OF CONNECTICUT  )
                      )    ss:  Hartford
COUNTY OF HARTFORD    )

     On this the 9th day of August, 1996 before me, Nina C. Crane, the undersigned officer, personally appeared James G. Binch, who acknowledged himself to be the President of Wright Machine Corporation, a corporation and that he as such President, being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of the corporation by himself as such President and as his/her and its free act and deed.

     In witness whereof I hereunto set my hand.


                              /s/ Nina C. Crane
                              --------------------------
                              Notary Public
                              My Commission Expires:

STATE OF CONNECTICUT  )
                      )    ss:  Hartford
COUNTY OF HARTFORD    )

     On this the 9th day of August, 1996 before me, Marlene Febeo, the undersigned officer, personally appeared Wendy A. Gavaghan, who acknowledged him/herself to be the Secretary of Wright Machine Corporation, a corporation and that he/she as such Secretary, being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of the corporation by him/herself as such Secretary and as his/her and its free act and deed.

     In witness whereof I hereunto set my hand.


                              /s/ Marlene Febeo
                              -----------------------------
                              Notary Public
                              My Commission Expires:

                                   SCHEDULE A
                                   ----------

     (a) All that certain tract or parcel of land more particularly described and set forth in Schedule B attached hereto and made a part hereof (the
                 ----------
"PREMISES"):

     (b) All and singular the tenements, hereditaments, easements, appurtenances, passages (and all waters, water courses and riparian rights, if any), pipes, conduits, electrical and other utility lines, other rights, liberties and privileges thereof or in any way now or hereafter appertaining to the Premises, including any other claim at law or in equity as well as any after acquired title, franchise or license and the reversion and reversions and remainder and remainders thereof, and all of the estate, right, title, claim or Term whatsoever of Mortgagor therein and in the streets, ways and areas adjacent thereto:

     (c) All buildings and other improvements of every kind and description now or hereafter erected or placed on the Premises or any part thereof owned by the Mortgagor, and all of the right, title and interest of Mortgagor in and to all materials intended for construction, reconstruction, alteration and repairs of such improvements now or hereafter erected thereon, all of which materials shall be deemed to be included within the Premises immediately upon the delivery thereof to the Premises, and all fixtures, Building Service Equipment, and all renewals or replacements thereof or articles in substitution therefor; it being mutually agreed that all the aforesaid property owned or to be owned by Mortgagor and placed by it on the Premises and such buildings and improvements shall, so far as permitted by law, be deemed to be affixed thereto and covered by this Mortgage;

     (d) All of the estate, right, title and interest now owned or hereafter acquired by Mortgagor in and to any and all sidewalks and alleys, and all strips and gores of land, adjacent to or in connection with the Premises;

     (e) All present and future leases and licenses of space in the buildings and improvements now or hereafter erected on the Premises (collectively "LEASES", and individually a "LEASE") and the rents, revenues, income, issues and profits thereunder subject, however, to the right of Mortgagor to receive and use the same and to exercise all rights and privileges as landlord under all of the leases until an Event of Default shall have occurred and be continuing under this Mortgage, together with all the rights and privileges of the Mortgagor as landlord thereunder;

     (f) All unearned premiums accrued, accruing or to accrue under any and all insurance policies now or hereafter obtained by the Mortgagor pursuant to the provisions of the Mortgage;

     (g) All proceeds of the conversion, voluntary or involuntary, of any of the foregoing into cash or liquidated claims, including, but without limitation, proceeds of insurance provided for in this Mortgage and proceeds of condemnation awards and awards for restriction of access to, or change of grade of, streets;

     (h) All transferable building service, building maintenance, construction, management and other similar agreements and contracts, written or oral, express or implied, now or hereafter entered into arising or in any manner related to the construction, design, improvement, use, operation, occupation, enjoyment, sale, conversion or other disposition (voluntary or involuntary) of the Premises, or the buildings and improvements now or hereafter located thereon, or any other interest in the Premises, or any combination thereof, including all property management agreements, sales contracts, contract deposits, earnest money deposits, prepaid items and payments due and to become due thereunder, and further including all payment and performance bonds, construction guaranties, warranties, construction contracts, architects agreements, general contract agreements, design agreements, engineering agreements technical service agreements, architectural plans and specifications, sewer and water and other utility agreements, permits, approvals, licenses, building permits, service contracts, advertising contracts, purchase orders and equipment leases; and

     (i) All proceeds and products of the foregoing of every type.

     All of the foregoing described property, rights, privileges, interests and franchises more particularly described in paragraphs (a) through (i) above herein granted are intended to be, and are collectively referred to herein as, the "Property."

                                   SCHEDULE B
                                   ----------

                        [LEGAL DESCRIPTION OF PREMISES]

                             Intentionally Omitted